UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Report): May 4, 2010
SYNOVUS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Georgia	1-10312	58-1134883

(State of incorporation or	(Commission File No.)	(I.R.S. Employer Identification
organization)		Number)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (706) 644-4982
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On April 28, 2010, the Company entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with J.P. Morgan Securities Inc., as representative of the several underwriters named therein (collectively the “Common Stock Underwriters”), providing for the offer and sale in a firm commitment offering of 255,000,000 shares (“Firm Shares”) of common stock of the Company, $1.00 par value per share (“Common Stock”), sold by the Company at a public offering price of $2.75 per share ($2.62625 per share, net of underwriting discounts). Pursuant to the terms of the Common Stock Underwriting Agreement, the Company granted the Common Stock Underwriters an option to purchase up to 38,250,000 additional shares of Common Stock (the “Option Shares” and, together with the Firm Shares, the “Shares”) to cover over-allotments, which the Common Stock Underwriters have fully exercised.
     On April 28, 2010, the Company entered into a second underwriting agreement (the “tMEDS Underwriting Agreement”) with J.P. Morgan Securities Inc. (the “tMEDS Underwriter”) providing for the offer and sale in a firm commitment offering of 12,000,000 tMEDS (“Firm tMEDS”), sold by the Company for a stated amount of $25 ($24.25 per tMEDS, net of underwriting discounts). Pursuant to the terms of the tMEDS Underwriting Agreement, the Company granted the tMEDS Underwriter an option to purchase up to 1,800,000 additional tMEDS (the “Option tMEDS” and, together with the Firm tMEDS, the “tMEDS”) to cover over-allotments, which the tMEDS Underwriter has fully exercised.
     The Company has made certain customary representations, warranties and covenants in each of the Common Stock Underwriting Agreement and tMEDS Underwriting Agreement concerning the Company and the Registration Statement related to the offering of the Shares and tMEDS (the “Registration Statement”), respectively. The Company also has agreed to indemnify the Common Stock Underwriters and tMEDS Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
     In connection with the component of the tMEDS that consists of amortizing notes (the “Amortizing Notes”), on May 4, 2010, the Company entered into a Junior Subordinated Debt Indenture (the “Base Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee and entered into a First Supplemental Indenture (the “First Supplemental Indenture”) to the Base Indenture. The amortizing notes will pay holders equal quarterly installments of $0.515625 per amortizing note, consisting of a partial repayment of principal and interest at a rate per annum of 13.00%, which in the aggregate will be equivalent to an 8.25% cash payment per year with respect to each $25 stated amount of tMEDS, and will have a scheduled final installment payment date of May 15, 2013. The Company has the right to defer installment payments on the amortizing notes at any time and from time to time but not beyond May 15, 2015.
     In connection with the component of the tMEDS Offering that consists of purchase contracts (the “Purchase Contracts”), on May 4, 2010 the Company entered into a Purchase Contract Agreement (the “Purchase Contract Agreement”) with The Bank of New York Mellon Trust Company, N.A., as purchase contract agent, and The Bank of New York Mellon Trust Company, N.A., as trustee. Each purchase contract has a mandatory settlement date of May 15, 2013, unless settled early at the option of the holder thereof, and will settle for between 7.5758 and 9.0909 shares of Synovus common stock, subject to certain adjustments.
     The foregoing description of the Common Stock Underwriting Agreement, the tMEDS Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Purchase Contract Agreement are each qualified in their entirety by reference to the Common Stock Underwriting Agreement, the tMEDS Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Purchase Contract Agreement, respectively, copies of which are filed as Exhibit 1.1, Exhibit 1.2, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Form 8-K and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     The following exhibits are filed with this Form 8-K pursuant to Item 601 of Regulation S-K of the Securities and Exchange Commission (the “Commission”) in lieu of filing the otherwise required exhibits to the Registration Statement. This Form 8-K is incorporated by reference into the Registration Statement and, as such, the Company is filing the following exhibits to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Form 8-K, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement. In addition, Exhibit 4.2 (the First Supplemental Indenture) and Exhibit 4.3 (the Purchase Contract Agreement) are incorporated by reference into Form 8-A, dated April 28, 2010, as filed with the SEC on April 30, 2010.
(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated April 28, 2010 between the Company and J.P. Morgan Securities Inc., as representative of the several underwriters named in the agreement, pertaining to the offer and sale of Common Stock.

1.2	Underwriting Agreement dated April 28, 2010 between the Company and J.P. Morgan Securities Inc., pertaining to the offer and sale of tMEDS.

4.1	Junior Subordinated Debt Indenture dated May 4, 2010 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture dated May 4, 2010 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Purchase Contract Agreement dated May 4, 2010 among the Company, The Bank of New York Mellon Trust Company, N.A., as purchase contract agent, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of Amortizing Note (included as Exhibit A in Exhibit 4.2 hereof).

4.5	Form of Purchase Contract (included as Exhibit B in Exhibit 4.3 hereof).

4.6	Form of tMEDS (included as Exhibit A in Exhibit 4.3 hereof).

5.1	Opinion of Alana L. Griffin, Deputy General Counsel of the Company, as to the validity of the Shares, the tMEDS, the Amortizing Notes and the Purchase Contracts.

23.1	Consent of Alana L. Griffin (included in Exhibit 5.1 hereof).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.
By:	/s/ Samuel F. Hatcher
	Name:	Samuel F. Hatcher
	Title:	Executive Vice President, General Counsel and Secretary

Dated: May 4, 2010

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